      [WESTWOOD HOMESTEAD FINANCIAL CORPORATION LETTERHEAD]





                        August 22, 1997






Dear Fellow Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of Westwood Homestead Financial Corporation to be held at the main office of The Westwood Homestead Savings Bank, 3002 Harrison Avenue, Cincinnati, Ohio on Monday, September 29, 1997 at 9:00 a.m., local time. The attached Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE SPECIAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, thank you for your interest and support.

                          Sincerely,




                          Michael P. Brennan
                          President and Chief Executive Officer

_________________________________________________________________
          WESTWOOD HOMESTEAD FINANCIAL CORPORATION
                     3002 Harrison Avenue
                   Cincinnati, Ohio 45211-5789
                        (513) 661-5735
_________________________________________________________________
           NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                To Be Held on September 29, 1997
_________________________________________________________________

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of Westwood Homestead Financial Corporation (the "Company"), will be held at the Main office of The Westwood Homestead Savings Bank, 3002 Harrison Avenue, Cincinnati, Ohio at 9:00 a.m. on Monday, September 29, 1997.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.  Approval of the Westwood Homestead Financial
         Corporation 1997 Stock Option Plan;

     2.  Approval of the Westwood Homestead Financial Corporation
         Management Recognition Plan; and

     3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing pro-

posals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of busi-

ness on August 12, 1997, are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Mary Ann Jacobs

                           MARY ANN JACOBS
                           SECRETARY
Cincinnati, Ohio
August 22, 1997
_________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.
_________________________________________________________________

_________________________________________________________________
                       PROXY STATEMENT
                             OF
          WESTWOOD HOMESTEAD FINANCIAL CORPORATION
                      3002 Harrison Avenue
                  Cincinnati, Ohio 45211-5789

               SPECIAL MEETING OF STOCKHOLDERS
                      September 29, 1997
_________________________________________________________________
                            GENERAL
_________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Westwood Homestead Financial Corporation (the "Company") to be used at a Special Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of The Westwood Homestead Savings Bank, 3002 Harrison Avenue, Cincinnati, Ohio on Monday, September 29, 1997, at 9:00 a.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about August 22, 1997.

_________________________________________________________________
           Voting and Revocability of Proxies
_________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secre-

tary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT TO BE CONSIDERED AT THE MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the matters incident to the conduct of the Meeting. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. An abstention will have the same effect as a negative vote. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

_________________________________________________________________
      Voting Securities and Principal Holders Thereof
_________________________________________________________________

     The securities entitled to notice of and to vote at the Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on August 12, 1997 (the "Record Date"), are entitled to one vote for each share of Common Stock then held.
As of the Record Date, there were 2,843,375 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 with the Company and the Securities and Exchange Commission ("SEC"). Based on such reports (and certain other written information received by the Company), management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The following table sets forth, as of the Record Date, certain information as to those persons who were the beneficial owners of more than 5% of the Company's outstanding shares of Common Stock, the shares beneficially owned by each director of the Company and shares beneficially owned by all directors and executive officers of the Company as a group.

                                        Amount and
                                        Nature of
Name and Address                        Beneficial       Percent
of Beneficial Owner                     Ownership (1)    of Class
-------------------                     -------------    --------
Westwood Homestead Financial
  Corporation                           227,470 (2)       8.00%
Employee Stock Ownership Plan ("ESOP")
3002 Harrison Avenue
Cincinnati, Ohio  45211-5789

Michael P. Brennan                       35,612 (3)       1.25
President and Chief Executive Officer
The Westwood Homestead Savings Bank
3002 Harrison Avenue
Cincinnati, Ohio  45211-5785

Kennedy Capital Management, Inc.        189,400           6.66
10829 Olive Boulevard
St. Louis, Missouri  63141

All Executive Officers and Directors     96,164 (4)       3.38
 as a Group (10 persons)

_____________
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; and stock in which the individual either has or shares voting and/or investment power. Each person or relative of such person whose shares are included herein exercises sole (or shared with a spouse or other relative) voting and dispositive power as to the shares reported.

(2) These shares are currently held in a suspense account for future allocation and distribution among participants as the loan used to purchase the shares is repaid. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no instructions have been received are voted by the trustees in the same proportion as participants vote allocated stock; provided that, in the absence of any voting directions as to allocated stock, (i) the Company's Board of Directors shall direct the trustees as to the voting of all shares of unallocated stock, and (ii) in the absence of such direction from the Company's Board of Directors, the ESOP trustees shall have sole discretion as to the voting of such shares.

(3) Includes 21,777 shares which Mr. Brennan beneficially owns in his capacity as trustee of the trust for the Company's
     Directors' Retirement Plan.  See "Directors" Compensation --
     Directors' Retirement Plan."

(4) Includes 76,200 shares with respect to which Directors Bennet, Bockhorst, Higley, Heimerdinger and Jacobs have voting power by virtue of their positions as trustees of a trust formed to hold assets of the Company's Management Recognition Plan (see Proposal II -- Approval of the Westwood Homestead Financial Corporation Management Recognition Plan). Does not include shares with respect to which Directors Bockhorst, Higley, Bennet, Heimerdinger and Jacobs have voting power by virtue of their positions as trustees of the trust holding 227,470 shares of the ESOP. Also includes 21,777 shares which Mr. Brennan and two other officers beneficially own in their capacity as trustees of the trust for the Company's Directors' Retirement Plan. See "Directors' Compensation -- Directors' Retirement Plan."

/TABLE

_________________________________________________________________
   COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
_________________________________________________________________

     The Compensation Committee of the Board of Directors on Executive Compensation (Committee) appointed on October 15, 1996, (following the date of becoming a public company on September 27, 1996) consists entirely of outside, non-employee Directors. The Committee will establish and regularly review executive compensation levels and policies. Since officers of the Company did not receive any compensation in 1996 for service to the Company, this

Report addresses only the compensation of executive officers of The Westwood Homestead Savings Bank (the "Bank"), a wholly-owned subsidiary of the Company.

     The Committee's objective in determining executive compensation is to attract, retain and motivate executive officers for the long-term success of the Bank and the Company. In furtherance of this objective, the Bank's executive compensation program currently consists of salary and bonus components and will in the future include stock-based award plans including a stock option plan and a management recognition (restricted stock) plan. The Bank also currently maintains the ESOP, a broad-based employee benefit plan in which executive officers are permitted to participate, which allows executives to receive awards of Common Stock provided certain vesting requirements are met.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Michael P. Brennan has been Chief Executive Officer (CEO) and a member of the Board of Directors of the Bank since February 1995, at which time the Bank and Mr. Brennan entered into a three-year employment agreement. See "Executive Compensation -- Employment Agreement." Prior to joining the Bank, Mr. Brennan was President, Chief Executive Officer and Director of a savings and loan association in Cincinnati, which service, together with prior management duties in several other savings and loan associations, covers a span of 30 years.

     For the year ended December 31, 1996, the base salary of Mr. Brennan was established by the terms of the 1995 employment agreement between he and the Bank. The base salary under that agreement was determined on the basis of a review and evaluation of the compensation of chief executives of other financial institutions of similar size in the surrounding community.

     At the conclusion of 1996, the Committee evaluated the performance of Mr. Brennan taking into account various factors, including, among others, peer group comparisons, compensation paid to executives performing similar duties in the Bank's market area, quality of communication with the Board of Directors, overall management of the Bank, as well as the Bank's financial condition. The Committee reviewed executive compensation surveys published by America's Community Bankers, Tri-State League of Financial Institutions and SNL 1996 Thrift Executive Compensation Review. During the course of this evaluation of the CEO's performance, various areas of improvement were noted, namely:

     a)   improving the Bank's Community Reinvestment Act rating;
     b)   opening the Mount Adams branch office;
     c) initiating and coordinating the development of a business plan;
     d)   initiating the Bank's consumer lending activities;
     e)   promoting the sale of loans;
     f)   increasing loan marketing;
     g)   restructuring the organization of staff personnel;
     h)   improving staff training;
     i)   revision of job descriptions; and
     j) especially his efforts in directing the successful conversion of the Bank from mutual to stock ownership form.

     Based on its evaluation of Mr. Brennan's performance during 1996, after consideration of all factors, and noting especially the areas of improvement described in the preceding sentence, the Committee approved payment of a bonus for 1996 representing approximately 23% of his 1996 base salary.

       COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                              Carl H. Heimerdinger
                              John B. Bennet, Sr.
                              Raymond J. Brinkman
                              Roger M. Higley
                              James D. Kemp


_________________________________________________________________
                    EXECUTIVE COMPENSATION
_________________________________________________________________

     Summary Compensation Table. The following table sets forth cash and noncash compensation for the fiscal year ended December 31, 1996 awarded to or earned by the Company's Chief Executive Officer for services rendered in all capacities to the Bank and its subsidiaries.

                            Annual Compensation
                        ------------------------
Name and                Fiscal                       All Other
Principal Position       Year     Salary   Bonus   Compensation
------------------      ------    ------   -----   ------------
Michael P. Brennan       1996    $110,000  $ 25,000  $6,405(1)
  President and Chief    1995    $ 93,491  $ 20,000  $2,917(2)
  Executive Officer

__________
(1)  Consists of unused vacation and personal days.
(2) Consists of contributions made by the Bank for the account of Mr. Brennan pursuant to the Bank's 401(k) Plan.

     Employment Agreement. In February 1995, the Bank entered into an employment agreement (the "Employment Agreement") with Mr. Michael P. Brennan, who serves as its Chief Executive Officer and President (the "Executive"). The Employment Agreement was amended in connection with the Bank's conversion from mutual to stock form to add the Company as a party jointly and severally liable for the Bank's obligations, and to update its definition of a change in control to take into account the Company's formation. The Executive is responsible for overseeing all operations of the Bank and for implementing the policies adopted by the Bank's Board of Directors. The Board of Directors believes that the Employment Agreement assures fair treatment of the Executive in relation to his position with the Bank by assuring him of some financial security.

     The Employment Agreement became effective on February 23, 1995 for a term of three years, with an annual base salary of $110,000. On each anniversary from the date of commencement of the Employment Agreement, the term of the Executive's employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board that the performance of the Executive has met the required performance standards and that such Employment Agreement should be extended. The Employment Agreement provides the Executive with a salary review by the Board not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and personal leave. The Employment Agreement is terminable by the Bank for "cause" as defined therein, in which event no severance benefits are available. If the Bank terminates the Executive for any reason other than cause, retirement, death, disability, or expiration of the Agreement, the Executive will be entitled to a continuation of his salary from the last day of the month following the date of the event of termination through the
remaining term of the Employment Agreement.   If the Employment
Agreement is terminated due to the Executive's disability, the Executive will be entitled to a continuation of his salary for up to 30 days. If the Executive is disabled for a continuous period exceeding 30 days, the Bank may terminate the Employment Agreement, in which event the Executive shall be entitled to receive secondary disability benefits under any group or individual disability benefit program maintained by the Bank. In the event of the Executive's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the remaining term of the Employment Agreement.

     The Employment Agreement contains provisions stating that if the Executive terminates employment after a change in control of the Bank or the Company, for any reason other than cause, retirement, disability, death, expiration of the Agreement, or otherwise a change in the present capacity or circumstances in which the Executive is employed, or a reduction in compensation or other benefits provided under this Agreement without the Executive's written consent, the Executive will be paid, in addition to the continuation of the Executive's compensation and benefits through the expiration of the Agreement, an amount equal to 2.99 times the Executive's average annual compensation for the most recent five taxable years before the change in control, provided such payments do not constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended. In the event such payments would constitute an excess parachute payment, they would be reduced accordingly. "Control" generally refers to the

acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or the Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreement, a change in Control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute at least a majority of the Board of the Company or the Bank, unless the election of the replacement directors was approved by at least a majority of the initial directors then in office.

_________________________________________________________________
                Directors' Compensation
_________________________________________________________________

     The Company's non-employee directors received fees of $15,300 in 1996 in compensation for service provided to the Bank. Employee directors do not receive board fees. Chairman of the Board and Former Chief Executive Officer of the Bank, Carl Heimerdinger received an additional $20,000 in 1996 pursuant to a consulting agreement with the Bank that expires in 1998, and an additional $5,000 for his service as Chairman of the Board. Director Brinkman received an additional $5,000 per year for his position as internal auditor and compliance auditor during 1996.

     The Company's directors will be eligible to receive awards under the Company's 1997 Stock Option and Incentive Plan and Management Recognition Plan, if approved by the Company's shareholders. See "Proposal I -- Approval of the Westwood Homestead Financial Corporation 1997 Stock Option Plan" and "Proposal II -- Approval of the Westwood Homestead Financial Corporation Management Recognition Plan".

     DIRECTORS' RETIREMENT PLAN. The Bank maintains a Directors' Retirement Plan, the terms of which were approved by the Company's shareholders at a special meeting held on December 23, 1996. Under this plan, a bookkeeping account in each participant's name is credited, on a quarterly basis, with an amount equal to the sum of (i) the quarterly accrual attributable to the participant, (ii) any appreciation or depreciation on the balance of the participant's account during the calendar quarter, with the investment return measured by the director's choice between the rate of return on certificates of deposit and the Company's Common Stock, and (iii) a retirement adjustment which will arise if the director terminates service on the Board prior to the crediting of all quarterly accruals scheduled to be made to his or her account. In general, each quarterly accrual is designed to provide participating directors with a retirement annuity having a term equal to the lesser of ten years or the director's remaining life expectancy, and with the amount of each annual payment being equal to the product his or her Benefit Percentage, Vested Percentage, and 65% of average fees (100% of average fees for directors who have served 40 or more years on the Board). For Director Fritz, "quarterly accrual" means the quarterly financial expense to fund a liability, upon Mr. Fritz's termination of service, to provide Mr. Fritz with a 50% joint and survivor retirement annuity with a 15 year term with each annual payment equal to 100% of his average fees. A director's "Benefit Percentage" is based on his or her overall years of service on the Board of Directors of the Bank (whether before or after the plan's effective date and whether or not as an employee), and increases in increments of 5% from 25% for five years of service, to 100% for 20 or more years of service. A director's "Vested Percentage" is based on his or her full years of service as a director after January 1, 1995 (whether or not as an employee), and increases in increments of 25% per year, from 25% for one year of service after January 1, 1995, up to 100% for three or more full years of service after January 1, 1995. A director's Benefit Percentage will accelerate to 100% upon retirement, death or disability, or a change in control of the Bank assuming the director has completed specified levels of service on the Board. Benefits payable under the plan are paid solely from the Bank's general assets.

_________________________________________________________________
                 Stock Performance Graph
_________________________________________________________________

     The graph which follows shows the cumulative total return on the Common Stock since the commencement of trading of the Common Stock on September 27, 1996 compared with the cumulative total return of (i) SNL Midwest Thrifts Index; and (ii) the Standard & Poors 500 Index. Cumulative total return on the stock or the index equals the total increase in value since September 27, 1996, assuming reinvestment of all dividends paid on the stock or the index, respectively. The graph was prepared assuming that $100 was invested at the closing price on September 27, 1996 in the Common Stock and in each of the indices. The shareholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

      Line graph appears here depicting the cumulative total return of $100 invested in the Common Stock as compared to $100 invested in the SNL Midwest Thrifts Index and the Standards & Poors 500 Index and plots the cumulative total return at September 30, 1996 through June 30, 1997. The plot points are provided below.

               Westwood Homestead        SNL Thrift
Date           Financial Corporation       Index         S&P 500
-----          ---------------------     ----------      -------
09/30/96            100.00                  101.00        102.00
10/31/96             98.84                  106.37        102.76
11/29/96            110.47                  113.51        110.51
12/31/96            112.79                  113.17        108.32
01/31/97            120.93                  120.90        115.05
02/28/97            135.53                  131.45        115.95
03/31/97            127.40                  123.41        111.23
04/30/97            119.26                  125.79        117.80
05/30/97            126.88                  135.63        124.90
06/30/97            136.19                  146.71        130.42



_________________________________________________________________
  Proposal I -- Approval of the Westwood Homestead Financial
            Corporation 1997 Stock Option Plan
_________________________________________________________________

GENERAL

     The Board of Directors of the Company has adopted the Westwood Homestead Financial Corporation 1997 Stock Option Plan (the "Option Plan"), subject to its approval by the Company's stockholders. The initial grant of stock options under the Option Plan will occur upon the Option Plan's receipt of stockholder approval (the "Effective Date"). The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

     The purpose of the Option Plan is to advance the interests of the Company by providing directors and selected employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE OPTION PLAN

     Effective Date. The Option Plan will become effective on the date of its approval by the Company's stockholders at the Meeting (the Effective Date), and prior thereto no awards may be made.

     Administration. The Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "Non-employee Directors" within the meaning of the federal securities laws. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards made under the Option Plan, to interpret the Option Plan, and to make other decisions necessary or advisable in connection with administering the Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions
relating to any action taken under the Option Plan.   It is expected that the
Committee will initially consist of Directors Bennet, Bockhorst, Higley, Heimerdinger and Jacobs.

     Eligible Persons; Types of Awards. Under the Option Plan, the Committee may grant stock options ("Options") and stock appreciation rights ("SARs") (collectively, "Awards") to such employees and directors as the Committee shall designate. A director who is not an employee will receive the automatic grant described below (see "Automatic Grants"). As of the Record Date, the Company and its subsidiaries had approximately 15 full-time and seven part-time employees and seven non-employee directors who were eligible to participate in the Option Plan.

     Shares Available for Grants. The Option Plan reserves 284,337 shares of Common Stock for issuance upon the exercise of Options or SARs. Such shares may be (i) authorized but unissued shares, (ii) shares held in treasury, or
(iii) shares held in a grantor trust. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust the number and kind of shares reserved for issuance under the Option Plan, and the number and kind of shares subject to outstanding Awards, and the exercise prices of such Awards. Generally, the number of shares as to which SARs are granted are charged against the aggregate number of shares available for grant under the Option Plan, provided that, in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of

the Option and vice versa, only the number of shares of Common Stock subject to the Option shall be charged against the aggregate number of shares of Common Stock remaining available under the Option Plan. If Awards should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards shall, unless the Option Plan shall have been terminated, be available for the grant of additional Awards under the Option Plan.

     Options. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Code, or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, such exercise price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs.

     Automatic Grants. On the Effective Date, certain employees and each director of the Company or the Bank will receive a one-time grant of an Option to purchase shares of Common Stock at an exercise price per share equal to its fair market value on the Effective Date (see "Proposed Stock Option Grants" and "New Plan Benefits" below). These options will have a term of ten years.

     SARs. A SAR may be granted in tandem with all or part of any Option granted under the Option Plan, or without any relationship to any Option. A SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. A SAR granted in tandem with an Option may be an alternative right where the exercise of the SAR cancels the participant's right to exercise the Option, and vice versa. Regardless of whether a SAR is granted in tandem with an Option, exercise of the SAR will entitle the optionee to receive, as the Committee prescribes in the grant, all or a percentage of the difference between (i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and
(ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

     Exercise of Options and SARs. Unless otherwise provided by the Committee in the underlying agreement, each Option will become exercisable with respect to 20% of the underlying shares upon the date such Option is granted, and with respect to 20% of the underlying shares upon the participant's completion of each of four years of service after the date of grant. Such vesting shall accelerate to 100% upon a change in control or upon an optionee's termination of service as an employee or director due to retirement, death, or disability (as defined in the Option Plan). In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the Option Plan), (ii) the date one year after an optionee terminates service due to disability or for a reason other than just cause or death, (iii) the date two years after an optionee terminates service due to death. Upon an optionee's exercise of an Option, the Company may, if provided by the Committee in the underlying Agreement, pay the optionee an amount in cash up to the amount of any dividends declared on the shares underlying the Option, between the date of grant and the date of exercise of the Option.

     An optionee may exercise Options or SARs, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised.

     Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

     Change of Control. Notwithstanding the provisions of any Award which provide for its exercise or vesting in installments, all options and SARs will become immediately exercisable and fully vested on the date of a change in control and the participant will, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the market value of the Common Stock subject to such Option over the exercise price of such shares, in exchange for the cancellation of such Options or SARs by the participant.

     For the purposes of the Option Plan,"change in control" means any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934 (except in the case of the foregoing, the Company's ownership of the Bank shall not of itself constitute a "change in control"), or (4) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of defining "change in control", the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed.

     Nontransferability. Optionees may transfer their Awards to family members or trusts under specified circumstances. Awards may otherwise not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In no event may shares of Common Stock purchased pursuant to an Option or SAR be sold within six months of the grant of such Option or SAR, except in the event of the optionee's death, disability, retirement, or upon a change in control.

     Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of
Section 424(h) of the Code, of outstanding ISOs. The exercise price of shares subject to outstanding Awards will be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders.

     Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and a SAR granted in tandem with an ISO) may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Award then outstanding.

     Amendment and Termination of the Option Plan. The Board of Directors of the Company may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of
any affected optionee, alter or impair any rights or obligations under any Award previously granted. Stockholder approval might not be required for plan amendments that would not materially increase the benefits accruing to plan participants, materially increase the number of securities which may be issued under the plan or materially modify eligibility requirements for plan participation.

     Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options, and will receive no monetary consideration upon the exercise of SARs. Under the Company's accounting policies, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

     The granting of SARs will require charges to the income of the Company based on the amount of the appreciation, if any, in the market price of the Common Stock to which the SARs relate over the exercise price of those shares. If the market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to SARs, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

FEDERAL INCOME TAX CONSEQUENCES

     ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

     The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

     Non-ISOs. In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

     SARs. The grant of an SAR has no tax effect on the optionee or the Company. Upon exercise of the SARs, however, any cash or Common Stock received by the optionee in connection with the surrender of his or her SAR will be treated as compensation income to the optionee, and the Company will be entitled to a business expense deduction for the amounts treated as compensation income.

PROPOSED STOCK OPTION GRANTS

     Set forth below is certain information, as of the Record Date, relating to all Options to be granted to the specified individuals and groups of individuals on the Effective Date of the Option Plan. All such Options will be subject to the terms and conditions described above and are contingent on, and not exercisable until, the Option Plan receives stockholder approval. The exercise price for these Options will equal the fair market value of the Common Stock on the date of grant. The closing sale price of the Common Stock on August 1, 1997, as reported on the Nasdaq National Market was $15.50 per share.

                                                 Number
                                                of Shares
                                                 Subject
Participant (or Group)                          to Options
----------------------                          ----------
Michael P. Brennan, President and
 Chief Executive Officer                         71,084

John E. Essen, Chief Financial Officer           11,018

Gerald T. Mueller, Vice President                12,084

John B. Bennet, Sr., Director                    12,185

Robert H. Bockhorst, Director                    12,185

Raymond J. Brinkman, Director                    12,185

Roger M. Higley, Director                        12,185

Carl H. Heimerdinger, Director                   12,185

Mary Ann Jacobs, Director                        12,185

James D. Kemp, Director                          12,185

All executive officers
 as a group (3 persons)                          94,186

All directors who are not
  executive officers as a
  group 7 persons)                               85,295

All employees, including all current
  officers who are not executive
  officers, as a group (19 persons)              10,929
</TABLE<

     For additional information relating to grants made under the Option Plan, see "New Plan Benefits" below.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan pursuant to the Nasdaq Stock Market corporate governance rules and in order to satisfy the requirements of the Code for favorable tax treatment of ISOs.

     Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes present at the Meeting.  THE BOARD OF
DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE OPTION PLAN.
_________________________________________________________________
   PROPOSAL II -- APPROVAL OF THE WESTWOOD HOMESTEAD FINANCIAL
          CORPORATION  MANAGEMENT RECOGNITION PLAN
_________________________________________________________________

GENERAL

     The Board of Directors of the Company has adopted the Westwood Homestead
Financial Corporation Management Recognition Plan (the "MRP"), subject to its approval by the Company's stockholders. The initial grant of MRP awards will occur upon the MRP's receipt of stockholder approval at the Meeting. A copy of the MRP is attached hereto as Exhibit B, and should be consulted for additional information. All statements made herein regarding the MRP, which are only intended to summarize the MRP, are qualified in their entirety by reference to the MRP.

PURPOSE OF THE MRP

     The purpose of the MRP is to reward and retain personnel of experience and ability in key positions of responsibility by providing such persons with a proprietary interest in the Company, with compensation for their past contributions to the Company and its subsidiaries, and with an incentive to make such contributions in the future.

DESCRIPTION OF THE MRP

     Effective Date. The MRP will become effective immediately upon its approval by the Company's stockholders (the "MRP Effective Date"), and prior thereto no awards may be made.

     Administration. The MRP will be administered by an MRP Committee consisting of not less than two members of the Board who are "Non-employee
Directors" within the meaning of the federal securities laws. Except as limited by the express provisions of the MRP or by resolutions adopted by the Board, the MRP Committee has sole and complete authority and discretion (1) to select and grant MRP awards to employees, (2) to determine the form and content of MRP awards to be issued under the MRP, (3) to interpret the MRP,
(4) to prescribe, amend, and rescind rules and regulations relating to the MRP, and (5) to make other determinations necessary or advisable for the administration of the MRP. The MRP provides that members of the MRP Committee shall be indemnified and held harmless for actions taken under the MRP in good faith and in the best interests of the Company and its subsidiaries. The MRP
Committee consists of Directors Bennet, Bockhorst, Higley, Heimerdinger and
Jacobs.

     MRP Trust; Purchase Limitations.  The assets of the MRP will be held in a trust (the "MRP Trust"), as to which Directors Bennet, Bockhorst, Higley,
Heimerdinger and Jacobs will act as trustees ("MRP Trustees") and thereby have the responsibility to invest all funds contributed to the MRP Trust by the
Company or the Bank.  With funds contributed by the Company, the MRP Trust has purchased, in the open market, 76,200 shares of the Company's Common Stock.
The maximum number of shares that the MRP Trust may purchase, in the aggregate, pursuant to the MRP is 113,735.  The remaining Common Stock that may be purchased by the MRP Trust may be acquired on the open market or in the form of shares newly issued by the Company.  In the event an MRP award is forfeited for any reason or additional shares
                             12


are purchased by the MRP Trust associated with an MRP, the MRP Committee may make awards with respect to such shares.

     Types of Awards; Eligible Persons. The MRP Committee has the discretion to select employees and directors of the Company and/or of the Bank who will receive discretionary MRP awards. In selecting those employees and directors to whom MRP awards will be granted and the number of shares covered by such awards, the MRP Committee will consider the position, duties and responsibilities of the eligible individuals, the value of their services to the Company and its affiliates (including the Bank), and any other factors the MRP Committee may deem relevant. In addition, the MRP specifically provides for certain automatic awards to certain employees and all non-employee directors (see "New Plan Benefits" below).

     Vesting.   Pursuant to the MRP, freely transferable shares of Common
Stock will be transferred to participants as they become vested in their MRP awards.  Unless otherwise provided by the Committee in a notice of plan share award, MRP awards will become 20% vested upon the date such award is granted, and with respect to 20% upon the participant's completion of each of four years of service after the date of grant, provided that the participant is an employee or a director of the Company or a subsidiary on such vesting date.
All shares of Common Stock subject to outstanding awards will be immediately
100% earned and nonforfeitable upon a participant's death, disability (as defined in the MRP), retirement, or upon a change in control.  If a participant terminates employment for reasons other than death, disability, retirement, or change in control, the participant forfeits all rights to the shares then under restriction.

     Distributions of Shares; Voting; Dividends.  All unvested shares of
Common Stock (including all shares not subject to an MRP award) held by the MRP Trust shall be voted by the MRP Trustees in the same proportion as the trustees of the ESOP Trust vote Common Stock held therein. The MRP Trustees shall distribute all shares, together with any shares representing stock dividends, in the form of Common Stock. Payments representing cash dividends
(including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) will be made in cash.

     No Plan Shares may be distributed from the MRP Trust prior to the date which is five years from the date of the Bank's conversion from mutual to stock form to the extent the recipient would after receipt of such shares own in excess of ten percent of the issued and outstanding shares of Common Stock, unless such action is approved in advance by a majority vote of the non-employee directors of the Company's Board of Directors. Any shares remaining undistributed solely by reason of the operation of this rule shall be distributed to the recipient on the date which is five years from the date of the Bank's conversion to stock form.

     Nontransferability. Participants may transfer their MRP awards to family members or trusts under specified circumstances. MRP awards and rights to shares held in the MRP Trust are not otherwise transferable by participants in the MRP, and during the lifetime of a participant, shares held in the MRP
Trust may only be earned by and paid to the participant. In no event may MRP shares be sold during the six-month prior following the date of the underlying awards, except in the event of the participant's death or disability or such other event as the Board may specifically deem appropriate.

     Taxation. Participants will recognize compensation income when their interest vests, or at an earlier date pursuant to a participant's election to accelerate recognition pursuant to Section 83(b) of the Internal Revenue Code.


     Financial Effects of Awards. Neither the Company nor the Bank will receive any monetary consideration for the granting of awards under the MRP.
Under the Company's accounting policies, when MRP awards are granted, the Company must recognize compensation expense based on the fair market value of the Common Stock on the date the awards are granted, with such amount being amortized over the expected vesting period for the award.

     Adjustments for Capital Changes. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares


is changed without receipt or payment of consideration by the Company, the MRP
Committee will adjust both the number and kind of shares of stock as to which awards may be granted under the MRP, and the number and kind of shares of stock subject to outstanding MRP awards. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets, all outstanding MRP awards shall be equitably adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities, which results from the transaction.

     Amendment and Termination of the MRP. The Company's Board of Directors may, by resolution, at any time amend or terminate the MRP, provided that no amendment or termination of the MRP will, without the written consent of any affected holders of an MRP award, impair any rights or obligations under any MRP award previously granted.

     The power to amend or terminate includes the power to direct the MRP
Trustees to return to the Company all or any part of the assets of the MRP
Trust, including shares of Common Stock held in the plan share reserve of the MRP. However, the termination of the MRP Trust may not affect a participant's right to earn outstanding MRP awards and to receive Common Stock relating thereto, including earnings thereon, in accordance with the terms of the MRP and the particular MRP award made to the participant. Stockholder approval might not be required for plan amendments that would not materially increase the benefits accruing to plan participants, materially increase the number of securities which may be issued under the plan or materially modify eligibility requirements for plan participation.

     Duration of the MRP. The MRP and MRP Trust will remain in effect until the earlier of (i) termination by the Company's Board of Directors, or (2) the distribution of all assets of the MRP Trust. Termination of the MRP will not affect any MRP awards previously granted, and such MRP awards will remain valid and in effect until they have been earned and distributed from the MRP
Trust, or by their terms expire or are forfeited.

     Proposed MRP Awards. For information relating to proposed MRP awards, see "New Plan Benefits" below.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the MRP is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the MRP pursuant to the Nasdaq Stock Market corporate governance rules.

     Approval of the MRP requires the affirmative vote of the holders of a majority of the votes present at the Meeting. THE BOARD OF DIRECTORS
RECOMMENDS A VOTE "FOR" APPROVAL OF THE MRP.


                       NEW PLAN BENEFITS

     The following table sets forth certain information regarding the benefits to be received under the Option Plan and the MRP.


                                  Option Plan                   MRP (1)
                             -------------------------- ---------------------
                                Dollar        Number       Dollar     Number
                              Value ($)(2)  of Units(3)  Value($)(4) of Units
                             ------------------------------------------------

Michael P. Brennan, President   $ --         71,084     $440,712     28,433
 and Chief Executive Officer

John E. Essen, Chief Financial    --         11,018       68,309      4,407
 Officer

Gerald T. Mueller, Vice
  President                      --          12,084       74,912      4,833

All executive officers as a      --          94,186      583,932     37,673
  group (3 persons)

All directors who are not        --          85,295      528,829     34,118
  executive officers as a
  group (7 persons)

All employees who are not        --          10,929       67,751      4,371
  executive officers as a
  group (19 persons)

____________
(1) For information regarding the awarding and vesting of shares awarded pursuant to the MRP, see "Proposal II -- Approval of Management Recognition Plan."
(2) Based on the fair market value of the Common Stock on the date of grant less the exercise price. All Options will be granted at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant, which will occur upon receipt of stockholder approval at the Meeting.
(3) All Options listed herein will be granted upon receipt of approval of the Option Plan by stockholders at the Meeting. See "Proposal I -- Approval of the Westwood Homestead Financial Corporation 1997 Stock Option Plan."
(4) Based on the closing price of the underlying Common Stock of $15.50 per share as quoted on the NASDAQ National Market on August 1, 1997.


_________________________________________________________________
                           OTHER MATTERS
_________________________________________________________________

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should pro-

perly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.

_________________________________________________________________
                           MISCELLANEOUS
_________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

_________________________________________________________________
                   STOCKHOLDER PROPOSALS
_________________________________________________________________

     In order to be eligible to be considered for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 3002 Harrison Avenue, Cincinnati, Ohio 45211-5789, no later than October 31, 1997. Any such proposal shall be subject to the re-

quirements of the proxy rules adopted under the Securities
Exchange Act of 1934.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ Mary Ann Jacobs

                       MARY ANN JACOBS
                       SECRETARY

Cincinnati, Ohio
August 22, 1997

                                                      EXHIBIT A

           WESTWOOD HOMESTEAD FINANCIAL CORPORATION
                   1997 STOCK OPTION PLAN


     1.  PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2.  DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Awards" shall mean, collectively, Options and SARs, unless the context clearly indicates a different meaning.

     (d)  "Bank" shall mean The Westwood Homestead Savings
Bank.

     (e) "Board" shall mean the Board of Directors of the Company.

     (f) "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of
1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (h)  "Committee" shall mean both the Stock Option
Committee appointed by the Board in accordance with Paragraph
5(a) hereof, and the Board.

     (i) "Common Stock" shall mean the common stock of the Company.

     (j)  "Company" shall mean Westwood Homestead Financial
Corporation

     (k) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (l) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (m) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (n) "Effective Date" shall mean the date specified in Paragraph 14 hereof.

     (o) "Employee" shall mean any person employed by the Company, the Bank, or an Affiliate.

     (p)  "Exercise Price" shall mean the price per Optioned
Share at which an Option or SAR may be exercised.

     (q) "ISO" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (r) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (s) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (t) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (u)  "Option" means an ISO and/or a Non-ISO.

     (v) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

     (w) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (x)  "Plan" shall mean this Westwood Homestead Financial
Corporation 1997 Stock Option Plan.

     (y)  "Rule 16b-3" shall mean Rule 16b-3 of the General
Rules and Regulations under the Securities Exchange Act of
1934, as amended.

     (z)  "Share" shall mean one share of Common Stock.

     (aa) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common Stock.

     (bb) "Year of Service" shall mean a full twelve-month period, measured from the date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.


     3.  TERM OF THE PLAN AND AWARDS.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 16 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

     (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.  SHARES SUBJECT TO THE PLAN.

     (a) General Rule. Except as otherwise required under Paragraph 11, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 10% of the Shares issued by the Company in connection with the Bank's conversion from mutual to stock form. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

     (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 10 hereof, shall not be available for the grant of further Options under the Plan.

     5.  ADMINISTRATION OF THE PLAN.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of not less than two (2) members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan,
(iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such
Agreement.   The terms of each such Agreement shall be in
accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in

its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement
(i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to the Award, and its expiration date, (iii) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.  GRANT OF OPTIONS.

     (a) General Rule. Employees and Directors shall be eligible to receive Awards. In selecting those individuals to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible individuals, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, the Committee shall automatically make the Awards specified in Sections 6(b) and 9 hereof.

     (b) Automatic Grants to Employees. On the Effective Date, each of the following Employees shall receive an Option (in the form of an ISO, to the extent permissible under the Code) to purchase the number of Shares listed below, at an Exercise Price per Share equal to the Market Value of a Share on the Effective Date; provided that such grant shall not be made to an Employee whose Continuous Service terminates on or before the Effective Date:

                                     Percentage of Shares
             Participant         Reserved under Paragraph 4(a)
             ___________         _____________________________

          Michael P. Brennan            25.0%
          John E. Essen                 3.875%
          Gerald T. Mueller             4.25%

     With respect to each of the above-named Participants, the Option granted to the Participant hereunder (i) shall vest in accordance with the general rule set forth in Paragraph 8(a) of the Plan, (ii) shall have a term of ten years from the Effective Date, and (iii) shall be subject to the general rule set forth in Paragraph 8(c) with respect to the effect of a Participant's termination of Continuous Service on the Participant's right to exercise his Options.

     (c) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case Options granted in excess of such limitation shall be Non-ISOs.

     7.  EXERCISE PRICE FOR OPTIONS.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.  EXERCISE OF OPTIONS.

     (a) Generally. Unless otherwise provided by the Committee in the underlying Agreement, each Option shall become exercisable with respect to twenty percent (20%) of the Optioned Shares upon the date such Option is granted, and with respect to twenty percent (20%) of the Optioned Shares upon the Participant's completion of each of four Years of Service after the date of grant. Notwithstanding the foregoing, an Option shall become fully (100%) exercisable immediately upon a Change in Control or upon termination of the Participant's Continuous Service due to the Participant's Disability, death, or retirement. An Option may not be exercised for a fractional Share.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised. Upon a Participant's exercise of an Option, the Company may, if provided by the Committee in the underlying Agreement, pay to the Participant a cash amount up to but not exceeding the amount of dividends, if any, declared on the underlying Shares between the date of grant and the date of exercise of the Option.

     (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within one year after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of --

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar

     offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution;

          (3)  Disability, then to the extent that the
     Participant would have been entitled to exercise the Option immediately prior to his or her Disability, such Option may be exercised within one year from the date of termination of employment due to Disability, but not later than the date on which the Option would otherwise expire.

     (d) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     (e) Mandatory Six-Month Holding Period. Notwithstanding any other provision of this Plan to the contrary, common stock of the Company that is purchased upon exercise of an Option or SAR may not be sold within the six-month period following the grant of that Option or SAR, except in the event of the Participant's death, Disability, or retirement, or upon a Change in Control.

     9.   GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS

     (a) Automatic Grants. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director on the Effective Date shall receive, on said date, Non-ISOs to purchase a number of Shares equal to the lesser of five percent (5%) of the number of Shares reserved under Paragraph 4(a) hereof, and the quotient obtained by dividing --

     (i) 30 percent (30%) of the number of Shares reserved under Paragraph 4(a) hereof, by

     (ii) the number of Directors entitled to receive an Option on the Effective Date, pursuant to this Paragraph
          9(a).

     Such Non-ISOs shall have an Exercise Price per Share equal to the Market Value of a Share on the date of grant.

     (b) Terms of Exercise. Options received by a Director pursuant to this Plan (i) shall become exercisable in accordance with paragraph 8(a) of the Plan, and (ii) may be exercised from time to time by written notice of intent to exercise the Option with respect to all or a specified number of the Optioned Shares, and payment to the Company (contemporaneously with the delivery of such notice), in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of the Optioned Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Upon a Director's exercise of an Option, the Company may, if provided by the Committee in the underlying Agreement and the exercise of discretion by the Committee in that regard is consistent with the Plan's conformity with Rule 16b-3, pay to the Director a cash amount up to but not exceeding the amount of dividends, if any, declared on the underlying Shares between the date of grant and the date of exercise of the Option. A Director who exercises Options pursuant to this Paragraph may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld;

provided that to the extent not inconsistent herewith, such election otherwise complies with those requirements of Paragraphs 8 and 20 hereof.

     Options granted to a Director shall have a term of ten years; provided that such Options shall expire one year after the date on which a Director terminates Continuous Service on the Board for a reason other than death, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's death during the term of his directorship, his Options shall become immediately exercisable, and may be exercised within two years from the date of his death by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's Disability during his or her directorship, the Director's Option shall become immediately exercisable, and such Option may be exercised within one year of the termination of directorship due to Disability, but not later than the date that the Option would otherwise expire. Unless otherwise inapplicable or inconsistent with the provisions of this Paragraph, the Options to be granted to Directors shall be subject to all other provisions of this Plan.

     (c) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     10.  SARS (STOCK APPRECIATION RIGHTS)

     (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs to Participants either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

     (1)  The SAR will expire no later than the ISO;

     (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market
     Value of the Shares subject to the ISO at the time the SAR is exercised;

     (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

     (4) The SAR may be exercised only when the ISO may be exercised; and

     (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

     (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.

     (c) Timing of Exercise. The provisions of Paragraph 8(c) regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs.

     (d) Exercise of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided

that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     (e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

     11.  EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE
          PLAN.

     (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (c) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

     (f) Certain Special Dividends. The Exercise Price of shares subject to outstanding Awards shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, except that this subparagraph (f) shall not apply to any dividend which is paid to the Participant pursuant to Paragraph 8(b) or 9(b) hereof.

     12.  CHANGE OF CONTROL.

     The terms of any Award which provide for its exercise or vesting in installments shall immediately and permanently lapse on the date of a Change in Control. Consequently, all Options and SARs shall become immediately exercisable and fully vested on the date of the Change in Control. At the time of a Change in Control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Options or SARs by the Participant.

     13.  NON-TRANSFERABILITY OF AWARDS.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Paragraph 13. Awards which are transferred pursuant to this Paragraph 13 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     14.  TIME OF GRANTING AWARDS.

     The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

     15.  EFFECTIVE DATE.

     The Plan shall become effective immediately upon its approval by at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws. No Awards may be made prior to approval of the Plan by the stockholders of the Company.

     16.  MODIFICATION OF AWARDS.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

     17.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     18.  CONDITIONS UPON ISSUANCE OF SHARES.

     (a)  Compliance with Securities Laws.  Shares of Common
Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including,

without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     19.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     20.  WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options and/or SARs shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     21.  NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

     22.  GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that federal law shall be deemed to apply.

                                                      EXHIBIT B

             WESTWOOD HOMESTEAD FINANCIAL CORPORATION
                   MANAGEMENT RECOGNITION PLAN


                            ARTICLE I
                    ESTABLISHMENT OF THE PLAN

     1.01 The Company hereby establishes this Plan upon the terms and conditions hereinafter stated.

     1.02 Through acceptance of their appointment to the Committee, each member of the Committee hereby accepts his or her appointment hereunder upon the terms and conditions hereinafter stated.

                            ARTICLE II
                       PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to reward and retain personnel of experience and ability in key positions of responsibility by providing Employees and Directors of the Company, the Bank, and their Affiliates with a proprietary interest in the Company, and as compensation for their past contributions to the Bank, and as an incentive to make such contributions in the future.

                           ARTICLE III
                           DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, shall have the meanings set forth below unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended.

     3.02 "Bank" means The Westwood Homestead Savings Bank.

     3.03 "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any or if none, his estate.

     3.04 "Board" means the Board of Directors of the Company.

     3.05 "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of
1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     3.06 "Committee" means the Management Recognition Plan
Committee appointed by the Board pursuant to Article IV hereof.

     3.07 "Common Stock" means shares of the common stock of the Company.

     3.08 "Company" means Westwood Homestead Financial
Corporation.

     3.09 "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     3.10 "Date of Conversion" means the date of the conversion of the Bank from mutual to stock form.

     3.11 "Director" means a member of the Board.

     3.12 "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     3.13 "Effective Date" means the date on which the Plan first becomes effective, as determined under Section 8.07 hereof.

     3.14 "Employee" means any person who is employed by the Company or an Affiliate.

     3.15 "Non-Employee Director" shall have the meaning provided in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     3.16 "Participant" means an Employee or Director who holds a Plan Share Award.

     3.17   "Plan" means this Westwood Homestead Financial
Corporation Management Recognition Plan.

     3.18 "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

     3.19 "Plan Share Award" means a right granted under this Plan to receive Plan Shares.

     3.20   "Plan Share Reserve" means the shares of Common
Stock held by the Trustee pursuant to Sections 5.02 and 5.03.

     3.21 "Trust" and "Trust Agreement" mean that agreement entered into pursuant to the terms hereof between the Company and the Trustee, and "Trust" means the trust created thereunder.

     3.22 "Trustee" means that person(s) or entity appointed by the Board pursuant to the Trust Agreement to hold legal title to the Plan assets for the purposes set forth herein.


     3.23 "Year of Service" shall mean a full twelve-month period, measured from the date of a Plan Share Award and each annual anniversary of that date, during which a Participant's
Continuous Service has not terminated for any reason.

                            ARTICLE IV
                    ADMINISTRATION OF THE PLAN

     4.01 ROLE AND POWERS OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than two members of the Board who are Non-Employee Directors. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

     The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to make Plan Share Awards to such Employees or Directors as the Committee may select, (ii) to determine the form and content of Plan Share Awards to be issued under the Plan, (iii)to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. Subject to Section 4.02, the interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members, and shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee may recommend to the Board one or more persons or entity to act as Trustee(s) in accordance with the provisions of this Plan and the Trust.

     4.02 ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made or impair a participant's vested rights under a Plan Share Award. Members of the Board who are eligible for or who have been granted Plan Share Awards (other than pursuant to Section 6.04) may not vote on any matters affecting the administration of the Plan or the grant of Plan Shares or Plan Share Awards (although such members may be counted in determining the existence of a quorum at any meeting of the Board during which actions with regard thereto are taken). Further, with respect to all actions taken by the Board in regard to the Plan, such action shall be taken by a majority of the Board where such a majority of the directors acting in the matter are Non-Employee Directors.

     4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.


                            ARTICLE V
                CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Company to the Trust, provided that the Bank may also make contributions to the Trust. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Employees shall be permitted.

     5.02 INVESTMENT OF TRUST ASSETS; MAXIMUM PLAN SHARE AWARDS. The Trustee shall invest Trust assets only in accordance with the Trust Agreement; provided that the Trust shall not purchase, and Plan Share Awards shall not be made with respect to, more than four percent (4%) of the number of Shares issued on the Date of Conversion.

     5.03 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Section 6.02, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated. Any Shares subject or attributable to an Award which may not be earned because of a forfeiture by the Participant pursuant to
Section 7.01 shall be added to the Plan Share Reserve.

                            ARTICLE VI
                     ELIGIBILITY; ALLOCATIONS

     6.01 ELIGIBILITY. The Committee may make Plan Share Awards to Employees and Directors. In selecting those individuals to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible individuals, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, (i) the Committee shall automatically make the Plan Share Awards specified in Sections 6.04 and 6.05 hereof.

     6.02 ALLOCATIONS. The Committee will determine which Employees and Directors will be granted discretionary Plan Share Awards, and the number of Shares covered by each Plan Share Award, provided that in no event shall any Awards be made which will violate the governing instruments of the Bank or its Affiliates or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason or additional shares of Common Stock are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees referenced in Section 6.01 above will be granted additional Plan Share Awards to be awarded from the forfeited or acquired Plan Shares.

     6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director on the Effective Date shall receive, on said date, a Plan Share
Award for a number of Shares equal to the lesser of five (5%) of the number of Plan Shares which the Trust is authorized to purchase pursuant to Section 5.02 of the Plan and the quotient obtained by dividing --

     (i) thirty percent (30%) of the number of Plan Shares which the Trust is authorized to purchase pursuant to
          Section 5.02 of the Plan, by

     (ii) the number of Directors entitled to receive Plan
          Share Awards on the Effective Date, pursuant to this Section 6.04.

Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a), and (b) of Section 7.01, and the Committee shall have no discretion to alter or accelerate said vesting requirements. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.05 AUTOMATIC GRANTS TO EMPLOYEES. On the Effective Date, each of the following individuals shall receive a Plan Share Award as to the number of Plan Shares listed below, provided that such award shall not be made to an individual who is not an Employee on the Effective Date:

       Employee             Shares Subject to Plan Share Award
       ________             __________________________________

       Michael P. Brennan                    25.0%
       John E. Essen                          3.875%
       Gerald T. Mueller                      4.25%

     Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a) and (b) of Section 7.01, and the Committee shall have no discretion to alter said vesting requirements. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.06 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, but subject to Sections 6.04 and 6.05, no Employee or Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall any Employees or Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

                           ARTICLE VII
     EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01  EARNING PLAN SHARES; FORFEITURES.

     (a) GENERAL RULES. Unless otherwise provided by the Committee in a notice of Plan Share Award, Plan
Shares subject to a Plan Share Award shall be earned and become non-forfeitable with respect to twenty percent (20%) of the Plan Share Award upon the date such Plan Share Award is granted, and with respect to twenty percent (20%) of the Plan Share Award upon the Participant's completion of each of four Years of Service after the date of grant.

     (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY, RETIREMENT, OR CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant upon a Change in Control or whose service with the Company or an Affiliate terminates due to the Participant's death, Disability, or retirement, shall be deemed earned as of the Participant's last day of service with the Company or an Affiliate and shall be distributed as soon as practicable thereafter.

     (c) SIX-MONTH HOLDING PERIOD. In no event may Plan Shares be sold within the six-month period following the date of the underlying Plan Share Award, except in the event of the Participant's death or disability, or such other event as the Board may specifically deem appropriate.

     7.02 ACCRUAL OF DIVIDENDS. Whenever Plan Shares are paid to a Participant or Beneficiary under Section 7.03, such Participant or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was initially granted to such Participant and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     7.03  DISTRIBUTION OF PLAN SHARES.

     (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Except as provided in Subsections (c), and (d) below, the Trustee shall distribute Plan Shares and accumulated cash from dividends and interest to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

     (b) FORM OF DISTRIBUTION. The Trustee shall distribute all Plan Shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash.

     (c) Withholding. The Trustee shall withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is not sufficient, the Trustee shall require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Company or Affiliate which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

     (d)  TIMING: EXCEPTION FOR 10% SHAREHOLDERS.
Notwithstanding Subsections (a) and (b) above, no Plan Shares may be distributed prior to the date which is five (5) years from the Date of Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock unless such action is approved in advance by a majority vote of Non-employee Directors of the Board. To the extent this limitation would delay the date on which a Participant receives Plan Shares, the Participant may elect to receive from the Trust, in lieu of such Plan Shares, the cash equivalent thereof. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the Date of Conversion.

     (e) REGULATORY EXCEPTIONS. No Plan Shares shall be distributed unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Company by such vote, if any, as may be required by applicable law and regulations.

     7.04 VOTING OF PLAN SHARES. All shares of Common Stock held by the Trust (whether or not subject to a Plan Share Award) shall be voted by the Trustee in the same proportion as the trustee of the Company's Employee Stock Ownership Plan votes Common Stock held in the trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.


                           ARTICLE VIII
                          MISCELLANEOUS

     8.01  ADJUSTMENTS FOR CAPITAL CHANGES.

     (a) RECAPITALIZATIONS; STOCK SPLITS, ETC. The number and kind of shares which may be purchased under the Plan, and the number and kind of shares subject to outstanding Plan Share Awards, shall be proportionately adjusted for any increase, decrease, change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) TRANSACTIONS IN WHICH THE COMPANY IS NOT THE SURVIVING ENTITY. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Plan Share Awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the Transaction.

     (c) CONDITIONS AND RESTRICTIONS ON NEW, ADDITIONAL, OR DIFFERENT SHARES OR SECURITIES. If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the Plan Share Award before the adjustment was made. In addition, the Committee shall have the discretionary authority to impose on the Shares subject to Plan Share Awards to Employees such restrictions as the Committee may deem appropriate or desirable, including but not limited to a right of first refusal, or repurchase option, or both of these restrictions.

     (d) OTHER ISSUANCES. Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into shares of Common Stock or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number or class of shares of Common Stock then subject to Plan Share Awards or reserved for issuance under the Plan.

     8.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan; provided that no amendment or termination of the Plan shall, without the written consent of a Participant, impair any rights or obligations under a Plan Share Award theretofore granted to the Participant.

     The power to amend or terminate the Plan in accordance with this Section 8.02 shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to receive a distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board.

     8.03 NONTRANSFERABILITY. Plan Share Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Plan Share Awards may transfer such Awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Share Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section 8.03. Plan Share Awards which are transferred pursuant to this
Section 8.03 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.


     8.04 NO EMPLOYMENT OR OTHER RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee or Director to continue in the service of the Company, the Bank, or an Affiliate thereof.

     8.05 VOTING AND DIVIDEND RIGHTS. No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award prior to the time said Plan Shares are actually distributed to him.

     8.06 GOVERNING LAW. The Plan and Trust shall be governed and construed under the laws of the State of Ohio to the extent not preempted by federal law.

     8.07 EFFECTIVE DATE. The Plan shall become effective immediately upon its approval by at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws.
In no event shall Plan Share Awards be made prior to the Effective Date.

     8.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of (i) termination by the Board, or (ii) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     8.09 TAX STATUS OF TRUST. It is intended that (i) the Trust associated with the Plan be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time, and (ii) that in accordance with Revenue Procedure 92-65 (as the same may be amended from time to time), Participants have the status of general unsecured creditors of the Company, the Plan constitutes a mere unfunded promise to make benefit payments in the future, the Plan is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and the Trust has been and will continue to be maintained in conformity with Revenue Procedure 92-64 (as the same may be amended from time to time).

                       REVOCABLE PROXY
           WESTWOOD HOMESTEAD FINANCIAL CORPORATION
              SPECIAL MEETING OF STOCKHOLDERS
                    September 29, 1997

     The undersigned hereby appoints Robert H. Bockhorst, Raymond
J. Brinkman and Roger M. Higley with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Westwood Homestead Financial Corporation (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held at the main office of the Westwood Homestead Savings Bank, located at 3002 Harrison Avenue, Cincinnati, Ohio, on Monday, September 29, 1997 at 9:00 a.m., local time, and at any and all adjournments thereof, as follows:

                             PLEASE PRINT CHANGE OF ADDRESS HERE


                             Street/PO Box


                             City          State     Zip Code


                             Continued on reverse side

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                                     FOR   AGAINST  ABSTAIN
                                                     ---   -------  -------
     1.   Approval of the Westwood Homestead
          Financial Corporation 1997 Stock Option
          Plan.                                      [  ]  [  ]     [  ]

     2.   Approval of the Westwood Homestead
          Financial Corporation Management
          Recognition Plan.                          [  ]  [  ]     [  ]

The Board of Directors recommends a vote "FOR" the listed propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

Please sign exactly as your name appears on the other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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NAME                   DATE          NAME:                 DATE